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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 18, 2001


                        IL FORNAIO (AMERICA) CORPORATION
               (Exact name of Company as specified in its charter)


          Delaware                                0-29410                     94-2766571
(State or other jurisdiction of             (Commission File No.)           (IRS Employer
 incorporation or organization)                                           Identification No.)

                         770 TAMALPAIS DRIVE, SUITE 400
                         CORTE MADERA, CALIFORNIA 94925
               (Address of principal executive offices) (Zip code)


                                 (415) 945-0500
                (Company's telephone number, including area code)



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Item 5.  Other Events.

         On July 17, 2001, Il Fornaio (America) Corporation (the "Company") completed the previously announced merger of the Company with Manhattan Acquisition Corp., an affiliate of Bruckmann, Rosser, Sherrill & Co., L.L.C. ("Newco"), pursuant to an amended merger agreement with Newco (the "Merger"). Following completion of the Merger, Il Fornaio will be operated as a privately held company. The Merger was approved by the Company's stockholders at a meeting held on July 16, 2001. The Company's press release, dated July 17, 2001, entitled "Il Fornaio Reports Completion of Merger" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit No.        Description
     -------------      --------------
         99.1           Press release of the Company dated July 17, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IL FORNAIO (AMERICA) CORPORATION
                                       (Company)


Date: July 18, 2001                    By: /s/ Michael J. Hislop
                                           ------------------------------------
                                           Michael J. Hislop
                                           President and Chief Executive Officer


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